VIACOM INC.

                               Power of Attorney

            KNOW ALL MEN BY THESE PRESENTS that the undersigned director of VIACOM INC., a Delaware corporation (the "Company"), hereby constitutes and appoints Philippe Dauman, Michael Fricklas and Nancy Rosenfeld his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign (1) a registration statement on Form S-4, or such other form as may be recommended by counsel, to be filed with the Securities and Exchange Commission (the "Commission"), and any and all amendments and post-effective amendments thereto and supplements to the Prospectus contained therein, and any and all instruments and documents filed as a part of or in connection with the said registration statement or amendments thereto or supplements or amendments to such Prospectus, covering the offering and issuance of shares of the Company's Class A Common Stock and Class B Common Stock and Variable Common Rights (collectively, the "Securities") to be issued in connection with the proposed merger of Blockbuster Entertainment Corporation, a Delaware corporation ("Blockbuster"), with and into the Company,
(2) any registration statements or reports relating to the Securities to be filed by the Company with the Commission and/or any national securities exchanges under the Securities Exchange Act of 1934, as amended, and any and all amendments thereto, and any and all instruments and documents filed as part of or in connection with such registration statements or reports or amendments thereto, and (3) any documents in connection with the Agreement and Plan of Merger dated as of January 7, 1994 between the Company and Blockbuster and any transactions contemplated thereby; granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as he might or could do in person, hereby ratifying and confirming all that the said attorney-in-fact and agent, shall do or cause to be done by virtue hereof.

            IN WITNESS WHEREOF, I have hereunto signed my name this 25th day of February 1994.



                                             /s/ George S. Abrams
                                     --------------------------------
                                           George S. Abrams

                                  VIACOM INC.

                               Power of Attorney

            KNOW ALL MEN BY THESE PRESENTS that the undersigned director and officer of VIACOM INC., a Delaware corporation (the "Company"), hereby constitutes and appoints Philippe Dauman, Michael Fricklas and Nancy Rosenfeld his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign (1) a registration statement on Form S-4, or such other form as may be recommended by counsel, to be filed with the Securities and Exchange Commission (the "Commission"), and any and all amendments and post-effective amendments thereto and supplements to the Prospectus contained therein, and any and all instruments and documents filed as a part of or in connection with the said registration statement or amendments thereto or supplements or amendments to such Prospectus, covering the offering and issuance of shares of the Company's Class A Common Stock and Class B Common Stock and Variable Common Rights (collectively, the "Securities") to be issued in connection with the proposed merger of Blockbuster Entertainment Corporation, a Delaware corporation ("Blockbuster"), with and into the Company,
(2) any registration statements or reports relating to the Securities to be filed by the Company with the Commission and/or any national securities exchanges under the Securities Exchange Act of 1934, as amended, and any and all amendments thereto, and any and all instruments and documents filed as part of or in connection with such registration statements or reports or amendments thereto, and (3) any documents in connection with the Agreement and Plan of Merger dated as of January 7, 1994 between the Company and Blockbuster and any transactions contemplated thereby; granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as he might or could do in person, hereby ratifying and confirming all that the said attorney-in-fact and agent, shall do or cause to be done by virtue hereof.

            IN WITNESS WHEREOF, I have hereunto signed my name this 28th day of February 1994.



                                             /s/ Frank J. Biondi, Jr.
                                     --------------------------------
                                           Frank J. Biondi, Jr.

                                  VIACOM INC.

                               Power of Attorney

            KNOW ALL MEN BY THESE PRESENTS that the undersigned director of VIACOM INC., a Delaware corporation (the "Company"), hereby constitutes and appoints Philippe Dauman, Michael Fricklas and Nancy Rosenfeld his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign (1) a registration statement on Form S-4, or such other form as may be recommended by counsel, to be filed with the Securities and Exchange Commission (the "Commission"), and any and all amendments and post-effective amendments thereto and supplements to the Prospectus contained therein, and any and all instruments and documents filed as a part of or in connection with the said registration statement or amendments thereto or supplements or amendments to such Prospectus, covering the offering and issuance of shares of the Company's Class A Common Stock and Class B Common Stock and Variable Common Rights (collectively, the "Securities") to be issued in connection with the proposed merger of Blockbuster Entertainment Corporation, a Delaware corporation ("Blockbuster"), with and into the Company,
(2) any registration statements or reports relating to the Securities to be filed by the Company with the Commission and/or any national securities exchanges under the Securities Exchange Act of 1934, as amended, and any and all amendments thereto, and any and all instruments and documents filed as part of or in connection with such registration statements or reports or amendments thereto, and (3) any documents in connection with the Agreement and Plan of Merger dated as of January 7, 1994 between the Company and Blockbuster and any transactions contemplated thereby; granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as he might or could do in person, hereby ratifying and confirming all that the said attorney-in-fact and agent shall do or cause to be done by virtue hereof.

            IN WITNESS WHEREOF, I have hereunto signed my name this 4th day of March 1994.



                                         /s/ William C. Ferguson
                                ------------------------------------
                                           William C. Ferguson

                                  VIACOM INC.

                               Power of Attorney

            KNOW ALL MEN BY THESE PRESENTS that the undersigned director of VIACOM INC., a Delaware corporation (the "Company"), hereby constitutes and appoints Philippe Dauman, Michael Fricklas and Nancy Rosenfeld his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign (1) a registration statement on Form S-4, or such other form as may be recommended by counsel, to be filed with the Securities and Exchange Commission (the "Commission"), and any and all amendments and post-effective amendments thereto and supplements to the Prospectus contained therein, and any and all instruments and documents filed as a part of or in connection with the said registration statement or amendments thereto or supplements or amendments to such Prospectus, covering the offering and issuance of shares of the Company's Class A Common Stock and Class B Common Stock and Variable Common Rights (collectively, the "Securities") to be issued in connection with the proposed merger of Blockbuster Entertainment Corporation, a Delaware corporation ("Blockbuster"), with and into the Company, and (2) any registration statements or reports relating to the Securities to be filed by the Company with the Commission and/or any national securities exchanges under the Securities Exchange Act of 1934, as amended, and any and all amendments thereto, and any and all instruments and documents filed as part of or in connection with such registration statements or reports or amendments thereto; granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as he might or could do in person, hereby ratifying and confirming all that the said attorney-in-fact and agent, shall do or cause to be done by virtue hereof.

            IN WITNESS WHEREOF, I have hereunto signed my name this 1st day of March 1994.



                                             /s/ H. Wayne Huizenga
                                     -------------------------------
                                           H. Wayne Huizenga

                                  VIACOM INC.

                               Power of Attorney

            KNOW ALL MEN BY THESE PRESENTS that the undersigned director of VIACOM INC., a Delaware corporation (the "Company"), hereby constitutes and appoints Philippe Dauman, Michael Fricklas and Nancy Rosenfeld his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign (1) a registration statement on Form S-4, or such other form as may be recommended by counsel, to be filed with the Securities and Exchange Commission (the "Commission"), and any and all amendments and post-effective amendments thereto and supplements to the Prospectus contained therein, and any and all instruments and documents filed as a part of or in connection with the said registration statement or amendments thereto or supplements or amendments to such Prospectus, covering the offering and issuance of shares of the Company's Class A Common Stock and Class B Common Stock and Variable Common Rights (collectively, the "Securities") to be issued in connection with the proposed merger of Blockbuster Entertainment Corporation, a Delaware corporation ("Blockbuster"), with and into the Company,
(2) any registration statements or reports relating to the Securities to be filed by the Company with the Commission and/or any national securities exchanges under the Securities Exchange Act of 1934, as amended, and any and all amendments thereto, and any and all instruments and documents filed as part of or in connection with such registration statements or reports or amendments thereto, and (3) any documents in connection with the Agreement and Plan of Merger dated as of January 7, 1994 between the Company and Blockbuster and any transactions contemplated thereby; granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as he might or could do in person, hereby ratifying and confirming all that the said attorney-in-fact and agent, shall do or cause to be done by virtue hereof.

            IN WITNESS WHEREOF, I have hereunto signed my name this 2nd day of March 1994.



                                             /s/ Ken Miller
                                     -------------------------------
                                           Ken Miller

                                  VIACOM INC.

                               Power of Attorney

            KNOW ALL MEN BY THESE PRESENTS that the undersigned director of VIACOM INC., a Delaware corporation (the "Company"), hereby constitutes and appoints Philippe Dauman, Michael Fricklas and Nancy Rosenfeld his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign (1) a registration statement on Form S-4, or such other form as may be recommended by counsel, to be filed with the Securities and Exchange Commission (the "Commission"), and any and all amendments and post-effective amendments thereto and supplements to the Prospectus contained therein, and any and all instruments and documents filed as a part of or in connection with the said registration statement or amendments thereto or supplements or amendments to such Prospectus, covering the offering and issuance of shares of the Company's Class A Common Stock and Class B Common Stock and Variable Common Rights (collectively, the "Securities") to be issued in connection with the proposed merger of Blockbuster Entertainment Corporation, a Delaware corporation ("Blockbuster"), with and into the Company,
(2) any registration statements or reports relating to the Securities to be filed by the Company with the Commission and/or any national securities exchanges under the Securities Exchange Act of 1934, as amended, and any and all amendments thereto, and any and all instruments and documents filed as part of or in connection with such registration statements or reports or amendments thereto, and (3) any documents in connection with the Agreement and Plan of Merger dated as of January 7, 1994 between the Company and Blockbuster and any transactions contemplated thereby; granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as he might or could do in person, hereby ratifying and confirming all that the said attorney-in-fact and agent, shall do or cause to be done by virtue hereof.

            IN WITNESS WHEREOF, I have hereunto signed my name this 28th day of February 1994.



                                             /s/ Brent D. Redstone
                                     --------------------------------
                                           Brent D. Redstone

                                  VIACOM INC.

                               Power of Attorney

            KNOW ALL MEN BY THESE PRESENTS that the undersigned director and/or officer of VIACOM INC., a Delaware corporation (the "Company"), hereby constitutes and appoints Philippe Dauman, Michael Fricklas and Nancy Rosenfeld his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign (1) a registration statement on Form S-4, or such other form as may be recommended by counsel, to be filed with the Securities and Exchange Commission (the "Commission"), and any and all amendments and post-effective amendments thereto and supplements to the Prospectus contained therein, and any and all instruments and documents filed as a part of or in connection with the said registration statement or amendments thereto or supplements or amendments to such Prospectus, covering the offering and issuance of shares of the Company's Class A Common Stock and Class B Common Stock and Variable Common Rights (collectively, the "Securities") to be issued in connection with the proposed merger of Blockbuster Entertainment Corporation, a Delaware corporation ("Blockbuster"), with and into the Company,
(2) any registration statements or reports relating to the Securities to be filed by the Company with the Commission and/or any national securities exchanges under the Securities Exchange Act of 1934, as amended, and any and all amendments thereto, and any and all instruments and documents filed as part of or in connection with such registration statements or reports or amendments thereto, and (3) any documents in connection with the Agreement and Plan of Merger dated as of January 7, 1994 between the Company and Blockbuster and any transactions contemplated thereby; granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as he might or could do in person, hereby ratifying and confirming all that the said attorney-in-fact and agent, shall do or cause to be done by virtue hereof.

            IN WITNESS WHEREOF, I have hereunto signed my name this 8th day of March 1994.



                                             /s/ Sumner M. Redstone
                                     -------------------------------
                                           Sumner M. Redstone

                                  VIACOM INC.

                               Power of Attorney

            KNOW ALL MEN BY THESE PRESENTS that the undersigned director of VIACOM INC., a Delaware corporation (the "Company"), hereby constitutes and appoints Philippe Dauman, Michael Fricklas and Nancy Rosenfeld his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign (1) a registration statement on Form S-4, or such other form as may be recommended by counsel, to be filed with the Securities and Exchange Commission (the "Commission"), and any and all amendments and post-effective amendments thereto and supplements to the Prospectus contained therein, and any and all instruments and documents filed as a part of or in connection with the said registration statement or amendments thereto or supplements or amendments to such Prospectus, covering the offering and issuance of shares of the Company's Class A Common Stock and Class B Common Stock and Variable Common Rights (collectively, the "Securities") to be issued in connection with the proposed merger of Blockbuster Entertainment Corporation, a Delaware corporation ("Blockbuster"), with and into the Company,
(2) any registration statements or reports relating to the Securities to be filed by the Company with the Commission and/or any national securities exchanges under the Securities Exchange Act of 1934, as amended, and any and all amendments thereto, and any and all instruments and documents filed as part of or in connection with such registration statements or reports or amendments thereto, and (3) any documents in connection with the Agreement and Plan of Merger dated as of January 7, 1994 between the Company and Blockbuster and any transactions contemplated thereby; granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as he might or could do in person, hereby ratifying and confirming all that the said attorney-in-fact and agent shall do or cause to be done by virtue hereof.

            IN WITNESS WHEREOF, I have hereunto signed my name this 28th day of February 1994.



                                             /s/ Frederick V. Salerno
                                       -------------------------------
                                           Frederick V. Salerno

                                  VIACOM INC.

                               Power of Attorney

            KNOW ALL MEN BY THESE PRESENTS that the undersigned director of VIACOM INC., a Delaware corporation (the "Company"), hereby constitutes and appoints Philippe Dauman, Michael Fricklas and Nancy Rosenfeld his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign (1) a registration statement on Form S-4, or such other form as may be recommended by counsel, to be filed with the Securities and Exchange Commission (the "Commission"), and any and all amendments and post-effective amendments thereto and supplements to the Prospectus contained therein, and any and all instruments and documents filed as a part of or in connection with the said registration statement or amendments thereto or supplements or amendments to such Prospectus, covering the offering and issuance of shares of the Company's Class A Common Stock and Class B Common Stock and Variable Common Rights (collectively, the "Securities") to be issued in connection with the proposed merger of Blockbuster Entertainment Corporation, a Delaware corporation ("Blockbuster"), with and into the Company,
(2) any registration statements or reports relating to the Securities to be filed by the Company with the Commission and/or any national securities exchanges under the Securities Exchange Act of 1934, as amended, and any and all amendments thereto, and any and all instruments and documents filed as part of or in connection with such registration statements or reports or amendments thereto, and (3) any documents in connection with the Agreement and Plan of Merger dated as of January 7, 1994 between the Company and Blockbuster and any transactions contemplated thereby; granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as he might or could do in person, hereby ratifying and confirming all that the said attorney-in-fact and agent, shall do or cause to be done by virtue hereof.

            IN WITNESS WHEREOF, I have hereunto signed my name this 2nd day of March 1994.



                                             /s/ William Schwartz
                                     -------------------------------
                                           William Schwartz